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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported) July 22, 2003
                                                          -------------


                         BERKSHIRE HILLS BANCORP, INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                 04-3510455
      --------                      -------                 ----------
(State or other jurisdiction      (Commission             (IRS Employer
of incorporation)                 File Number)          Identification No.)

               24 North Street, Pittsfield, Massachusetts 01201
               ------------------------------------------------
                   (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)



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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1  Press Release Dated July 22, 2003.

ITEM 9.   REGULATION FD DISCLOSURE
          ------------------------

     On July 22, 2003, Berkshire Hills Bancorp, Inc. (the "Company") announced its financial results for the quarter ended June 30, 2003. The press release announcing financial results for the quarter ended June 30, 2003 is filed as
Exhibit 99.1 and incorporated herein by reference.

     This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

     Additionally, on July 23, 2003, the Company conducted a conference call at 2:00 p.m. relating to its earnings release for the quarter ended June 30, 2002. For more information, stockholders can access replays of the conference call through July 30, 2003 at 11:00 p.m. (ET) by dialing 1-888-203-1112 and using access code 647567. Additionally, the tables and graphs discussed in the conference call will be available at www.berkshirebank.com for the same time period.








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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BERKSHIRE HILLS BANCORP, INC.


Dated: July 24, 2003                      By: /s/ Wayne F. Patenaude
                                              --------------------------------
                                              Wayne F. Patenaude
                                              Senior Vice President and
                                                Chief Financial Officer